                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
             TOP FIVE PORTFOLIO INDUSTRIES       5
                          TOP TEN HOLDINGS       5
                      CURRENT DISTRIBUTION       6
           NET ASSET VALUE SINCE INCEPTION       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11
                   A FOCUS ON SENIOR LOANS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      27
             NOTES TO FINANCIAL STATEMENTS      32
            REPORT OF INDEPENDENT AUDITORS      38

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      39
     FUND OFFICERS AND IMPORTANT ADDRESSES      40

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
August 18, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,


[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH CONTINUED TO BE IMPRESSIVE, WITH THE GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASING AT A 5.3 PERCENT ANNUALIZED RATE FOR THE REVISED SECOND QUARTER OF 2000. PRODUCTIVITY ALSO CONTINUED ITS STEADY PACE AND SHOWED NO CLEAR SIGNS OF SLOWING DOWN. LOW UNEMPLOYMENT AND RISING PRODUCTIVITY WERE THE PRIMARY FACTORS UNDERLYING THE HEALTHY ECONOMY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS MOUNTED BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. ALTHOUGH CONSUMER SPENDING DECREASED SLIGHTLY FOR THE LATTER PART OF THE SECOND QUARTER, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING FOR MOST OF THE REPORTING PERIOD, AND THE FACTORS UNDERPINNING CONSUMER ACTIVITY--RISING WAGES AND LOW UNEMPLOYMENT--REMAINED LARGELY UNCHANGED.

THE JOBLESS RATE HOVERED NEAR LOW LEVELS, AND EXPERIENCED LITTLE CHANGE IN JULY, WITH UNEMPLOYMENT REACHING A LOW OF 4.0 PERCENT, UNCHANGED FROM THE PREVIOUS MONTH.

INTEREST RATES AND INFLATION
STRONG GDP NUMBERS PROMPTED THE FEDERAL RESERVE BOARD (THE FED) TO EXERCISE CAUTION BY RAISING INTEREST RATES TO GUARD AGAINST INFLATION AND TEMPER ECONOMIC GROWTH. THE CONSUMER PRICE INDEX (CPI) ALSO ROSE DURING THE REPORTING PERIOD. BOTH GDP AND CPI DATA IN THE EARLY PART OF THE REPORTING PERIOD SUPPORTED THE FED'S INCREASE OF SHORT-TERM RATES. IN THE LATTER PART OF THE REPORTING PERIOD, HOWEVER, THE FED STOOD FIRM AND TOOK NO ACTION IN CHANGING INTEREST RATES BECAUSE OF BELIEFS AND SIGNS THAT THE ECONOMY WAS SLOWING.

WHILE MARKETS EXPERIENCED STRONG VOLATILITY, OBSERVERS BELIEVE THAT MARKET CONDITIONS MAY STABILIZE IF AND WHEN THE FED GROWS COMFORTABLE WITH THE PACE OF THE ECONOMY AND DECIDES TO CEASE INTEREST-RATE CHANGES.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                            2.1
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.3

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(July 31, 1998 -- July 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of July 31, 2000)

-----------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
-----------------------------------------------------------------------
One-year total return(1)                                      2.27%
-----------------------------------------------------------------------
Life-of-Fund average annual total return(1)                   5.06%
-----------------------------------------------------------------------
Commencement date                                          03/27/98
-----------------------------------------------------------------------
Distribution rate(2)                                          8.02%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value on 07/31/00                                   $9.58
-----------------------------------------------------------------------
One-year high net asset value (08/02/99)                     $10.09
-----------------------------------------------------------------------
One-year low net asset value (07/28/00)                       $9.57
-----------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(2) Distribution rate is based upon the offering price of $9.58 and the current monthly dividend of $0.0640 per share as of July 25, 2000.

Past performance is no guarantee of future results. Distribution rates and net asset value may fluctuate with market conditions. Fund shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Fund and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Fund's current prospectus, which gives more complete information about risk considerations, charges and expenses, investment objectives, and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

                                                 PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES

(as a percentage of total assets--July 31, 2000)

Telecommunications--Wireless                                 7.1%
---------------------------------------------------------------------
Chemicals, Plastics, and Rubber                              5.1%
---------------------------------------------------------------------
Printing and Publishing                                      5.1%
---------------------------------------------------------------------
Health Care                                                  4.4%
---------------------------------------------------------------------
Automotive                                                   4.4%
---------------------------------------------------------------------

TOP TEN HOLDINGS*

(as a percentage of total assets--July 31, 2000)

Allied Waste Industries, Inc.                                2.6%
---------------------------------------------------------------------
Agrilink Foods, Inc.                                         2.0%
---------------------------------------------------------------------
Pacific Crossing, Ltd.                                       1.6%
---------------------------------------------------------------------
VoiceStream Wireless Corp.                                   1.6%
---------------------------------------------------------------------
Magnatrax Corp.                                              1.4%
---------------------------------------------------------------------
Motor Coach Industries International, Inc.                   1.4%
---------------------------------------------------------------------
Nextel Finance Co.                                           1.3%
---------------------------------------------------------------------
Six Flags Theme Parks, Inc.                                  1.2%
---------------------------------------------------------------------
North American Van Lines, Inc.                               1.2%
---------------------------------------------------------------------
Outsourcing Solutions                                        1.1%
---------------------------------------------------------------------

* Excludes short-term investments

CURRENT DISTRIBUTION

(April 24, 1998--July 25, 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                              VAN KAMPEN SENIOR FLOATING RATE
                                                                            FUND                      3-MONTH TREASURY BILL
                                                              -------------------------------         ---------------------
4/98                                                                         3.9                               4.97
                                                                            6.59                               5.01
                                                                            6.58                               5.08
7/98                                                                        6.57                               5.07
                                                                            6.57                               4.83
                                                                            6.57                               4.36
                                                                            6.32                               4.32
                                                                            6.06                               4.48
                                                                            6.07                               4.45
1/99                                                                        6.05                               4.45
                                                                            6.03                               4.67
                                                                            6.52                               4.48
                                                                            6.52                               4.54
                                                                            6.53                               4.63
                                                                            6.52                               4.78
7/99                                                                        6.52                               4.75
                                                                            6.89                               4.97
                                                                            6.89                               4.85
                                                                            6.91                               5.09
                                                                            6.91                                5.3
                                                                            6.91                               5.33
1/00                                                                        7.39                               5.69
                                                                            7.45                               5.78
                                                                            7.84                               5.87
                                                                            7.88                               5.83
                                                                            7.93                               5.62
                                                                            7.98                               5.85
7/00                                                                        8.02                               6.22

NET ASSET VALUE SINCE INCEPTION

(March 27, 1998--July 31, 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                 VAN KAMPEN SENIOR FLOATING RATE FUND
                                                                 ------------------------------------
3/98                                                                                10
                                                                                 10.01
                                                                                 10.03
                                                                                 10.04
7/98                                                                             10.04
                                                                                 10.04
                                                                                 10.05
                                                                                 10.05
                                                                                 10.05
                                                                                 10.06
1/99                                                                             10.08
                                                                                 10.11
                                                                                 10.12
                                                                                 10.11
                                                                                 10.11
                                                                                 10.12
7/99                                                                             10.09
                                                                                 10.02
                                                                                 10.01
                                                                                  9.98
                                                                                  9.98
                                                                                  9.93
1/00                                                                              9.84
                                                                                  9.82
                                                                                   9.8
                                                                                  9.75
                                                                                  9.68
                                                                                  9.63
7/00                                                                              9.58

Past performance is no guarantee of future results.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SENIOR
FLOATING RATE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JULY 31, 2000. THE TEAM IS LED BY HOWARD TIFFEN, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE DECEMBER 1999 AND BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN MANAGEMENT TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT DURING THE PAST 12 MONTHS?

A   The reporting period was split in
two by the arrival of the much-
anticipated year 2000 transition, which created a tentative market environment for much of late 1999 and early 2000. Many senior loan issuers expected market disruptions, so they moved quickly to arrange their financing before the fourth quarter of 1999. Others preferred to wait until the dust settled, delaying their senior loan issuance beyond the first weeks of January.

    As a result, the volume of new senior loan issuance slowed to a trickle in December and January. This caution may have been a blessing in disguise, as the senior loans that subsequently came to market were prudently constructed, with sound capital structures and sensible leverage levels. The relatively low volume spurred increased competition for suitable senior loans, providing greater liquidity and support for loan prices.

    The second half of the fund's fiscal year began quietly, due in part to weakness in the high-yield bond market. Many high-yield investors had lingering concerns over the record level of defaults in this market in 1999. This caution, coupled with steadily rising interest rates over the period, put the brakes on new issuance in the high-yield bond market. Because the senior debt market needs a healthy capital market for junior debt (which includes high-yield bonds), the lethargic nature of the high-yield market dragged the senior loan market as well.

    The remainder of the reporting period was healthy and vibrant in terms of new deal flow for senior loans. Pricing was higher, competition from other institutional buyers eased, and the market had slightly less liquidity, enabling us to purchase new senior loans for the fund under significantly better terms than during the early part of the year.

    Finally, steadily rising interest rates since June 1999 have translated into a higher level of income produced by the portfolio, strengthening the fund's ability to provide shareholders with an attractive monthly dividend.

    For the 12 months ended July 31, 2000, the fund had a total return of 2.27 percent based on net asset value. This includes a decrease in net asset value from $10.09 per share on July 31, 1999, to $9.58 per share on July 31, 2000.

    The fund continued to provide shareholders with an attractive level of current income, as its dividend was increased three times during the fiscal year, reflecting the steady rise in interest rates during the period. Its monthly dividend of $.0640 per share translates to a distribution rate of 8.02 percent based on the fund's public offering price on July 31, 2000. Please refer to the chart and footnotes on page 4 for additional return highlights. As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results.

    Much of the decline in the fund's net asset value over the period is associated with defaults that arose among several loans in the portfolio in 1999 and are still being worked out. Historically, nearly every default situation has resulted in a sudden decline in the perceived value of the defaulted loan, followed in many cases by a period of gradual recovery, which can take two years or more. We are confident in the asset recovery process we have in place and the highly skilled professional staff we have assembled, and we hope for a return to greater relative stability in the fund's net asset value over the long term.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE FUND DURING THIS PERIOD?

A   The alarming rate of defaults that
occurred in the high-yield capital market during the past year continued to haunt investors and slow the demand for these investments. An increase in default activity is normally associated with recessionary periods, not times of strong business activity, so the truly puzzling aspect of the default rate is that it spiked during a time of positive economic growth. This suggests that default patterns are less cyclical than one might expect, and that specific conditions have complicated the credit picture for many senior loan and high-yield issuers.

    For example, the health-care sector was hit hard by falling Medicare reimbursements from the federal government. The resulting capital drain pushed five of the seven largest long-term care providers into bankruptcy by the end of the third fiscal quarter. The impact has been widespread, as many health-related issuers have defaulted on their debt obligations, and the fund has been adversely affected by its holdings in this sector. However, as of July 31, 2000, the fund held only one non-accruing senior loan associated with the health-care industry (Vencor Operating, a nursing home operator based in Louisville, Kentucky).

    After the end of the fiscal year, we sold our investment in Davel, a com-pany that operates pay phones. This sale resulted in a significant decline in net asset value in August 2000. The decision to sell and redeploy the proceeds was predicated on our analysis of the continuing development of the company's business.

    In 1998 and 1999, we also saw sinking commodities prices--for example, the price of a barrel of oil reached as low as $12, which contrib-uted to recent difficulties in the energy sector. These factors, combined with the liquidity crisis brought about by Russia's default on its debt obligations in August 1998, created an increasing reluctance to commit capital to the debt markets.

    We also had to deal with credit concerns tied to intense competition in the cinema industry, where overbuilding of new, more luxurious theatres, while existing theatres were still in service, glutted the market with capacity and cut into profits. In fact, WestStar Cinemas, one of the fund's non-performing loans, encountered financial pressures and was sold from the portfolio during the reporting period.

    We will talk later about the increased resources we have deployed to manage the portfolio. Part of this has been an increased commitment to the still small but growing secondary market for loans. We have used this to help reduce exposures and to add new investments to the portfolio at what we think are attractive values. We have also used the secondary market to lower our exposure in areas where we believe we should either reduce risk, or where we want to hedge the outcome from the workout of a difficult investment. Just after the close of the fiscal year, we sold $46 million of the fund's holding in Iridium, for example, to reduce our exposure to that workout.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN MANAGING THE PORTFOLIO?

A   Our chief focus was on increasing
the diversification of the fund's portfolio, as we believe this is one of the most important defenses against the potential for principal loss due to loan defaults. This is particularly important to this portfolio, which at one time had a high concentration of assets in a relatively small number of senior loan issues, which made it more sensitive to the impact of defaults.

    While senior loans do have the inherent strengths of collateral coverage and senior capital positions, we believe increased diversification is a key to our strategy. A highly concentrated portfolio may be more susceptible to negative surprises, so we reduced the percentage of portfolio assets allocated to each of the fund's top 10 holdings, while increasing the range of the fund's investments across the board. We strictly limited the concentration of fund assets in any one issuer.

    We expanded the fund's portfolio holdings to include 165 separate issues, up from 122 issues in January. The fund's top 10 holdings fell during the fiscal year from 27.1 to 15.4 percent of total assets. With these changes, we greatly reduced short-term holdings and the cash position of the portfolio to just 5.3 percent of net assets as of

July 31, 2000, down from 19.8 percent at the beginning of the reporting period. Of course, there can be no assurance that this strategy will protect against market decline.

    Aside from these strategic moves, we nearly doubled the size of our senior loan staff, adding a depth and breadth of experience. Our team, which has grown to include 18 analysts with an average of 17 years of experience, has been around long enough to witness several market cycles, giving them a broad understanding of the dynamics of the senior loan market. In addition, we increased our value recovery group, establishing a highly experienced senior loan group.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND IN THE MONTHS AHEAD?

A   We anticipate a stable to slightly
rising interest-rate environment, as long as economic growth remains steady but unspectacular and inflation remains in check. Continued relatively modest demand for senior loans should help support yields.

    Also, we expect the recent discipline within the senior loan market to continue, sustaining the supply of new senior loans with solid credit structures, prudent loan covenants, and sensible leverage levels. Default rates have moderated and should remain at reasonable levels more closely aligned with the market's historical default rate.

    We believe the portfolio is well-positioned for the future. The senior loan asset class should continue to be a defensive investment, an inflation hedge, and an attractive choice for portfolio diversification.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

DIVIDEND: A distribution of earnings. Dividends may be in the form of cash, stock, or property.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

PORTFOLIO: A collection of securities owned by an individual or an institution that may include stocks, bonds, and money-market securities.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, although such status is not a guarantee that monies to which the fund is entitled will be paid.

YIELD: The annual rate of return on an investment, expressed as a percentage.

A FOCUS ON SENIOR LOANS

    The Senior Floating Rate Fund invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the fund's management team, are important to the integrity of the fund's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the fund is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the fund's net asset value. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the fund's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the fund's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the fund's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the fund invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the fund holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the fund's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the fund may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, up to 20 percent of its assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

July 31, 2000
THE FOLLOWING PAGES DETAIL THE PORTFOLIO OF INVESTMENTS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.(1)

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  94.1%
            AEROSPACE/DEFENSE  1.8%
$  4,782    Aerostructures Corp.,
            Term Loan...............  NR        BB-    12/31/03               $    4,720,699
  13,780    Decrane Finance Co.,
            Term Loan...............  B2        B+     09/30/05                   13,781,452
   7,432    Stellex Technologies,
            Inc., Term Loan.........  Caa1      CCC-   09/30/06                    7,431,818
                                                                              --------------
                                                                                  25,933,969
                                                                              --------------
            AUTOMOTIVE  4.4%
   5,042    Breed Technologies,
            Inc., Term
            Loan (a) (b)............  NR        NR     09/30/00 to 04/27/06        2,319,253
     648    Breed Technologies,
            Inc., Revolving Credit
            Agreement (a) (b).......  NR        NR     04/27/04                      298,073
     284    Breed Technologies,
            Inc., Debtor In
            Possession (b)..........  NR        NR     09/30/00                      284,335
   4,985    Exide Corp., Term
            Loan....................  Ba3       B+     03/18/05                    4,997,461
  12,548    J.L. French Automotive
            Castings, Inc., Term
            Loan....................  B1        B+     10/21/06                   12,430,776
   7,500    Meridian Automotive
            Systems, Inc., Term
            Loan....................  B1        BB-    03/31/07                    7,490,853
   9,900    Metalforming
            Technologies, Inc., Term
            Loan....................  NR        NR     06/30/06                    9,899,956
   4,000    Polypore, Inc., Term
            Loan....................  Ba3       B+     12/31/06                    4,000,014

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
$  9,947    Safelite Glass Corp.,
            Term Loan (a) (b).......  Caa1      NR     12/23/03 to 12/23/05   $    5,468,191
   3,144    Safelite Glass Corp.,
            Revolving Credit
            Agreement (a) (b).......  Caa1      NR     12/23/03                    1,728,394
  15,000    Tenneco Automotive,
            Inc., Term Loan.........  Ba3       BB     11/04/07 to 07/04/08       14,899,680
                                                                              --------------
                                                                                  63,816,986
                                                                              --------------
            BEVERAGE, FOOD & TOBACCO  2.6%
  28,741    Agrilink Foods, Inc.,
            Term Loan...............  B1        B+     09/30/04 to 09/30/05       28,740,512
   9,250    B & G Foods, Inc., Term
            Loan....................  B1        B+     03/31/06                    9,245,946
                                                                              --------------
                                                                                  37,986,458
                                                                              --------------
            BROADCASTING--CABLE  0.5%
   6,975    Fairchild Corp., Term
            Loan....................  Ba3       BB-    04/30/06                    6,975,039
                                                                              --------------

            BROADCASTING--DIVERSIFIED  1.0%
  10,000    Comcorp Broadcasting,
            Inc., Term Loan.........  NR        NR     06/30/07                   10,000,024
   4,550    White Knight
            Broadcasting, Inc., Term
            Loan....................  NR        NR     06/30/07                    4,550,011
                                                                              --------------
                                                                                  14,550,035
                                                                              --------------
            BROADCASTING--RADIO  0.5%
   7,000    Cumulus Media, Inc.,
            Term Loan...............  B1        B+     09/30/07 to 02/28/08        7,000,000
                                                                              --------------

            BROADCASTING--TELEVISION  1.2%
   7,960    Quoram Broadcasting,
            Inc., Term Loan.........  NR        NR     09/30/07                    7,959,965
   8,833    Sinclair Broadcast
            Group, Inc., Term
            Loan....................  Ba2       BB-    09/15/05                    8,834,182
                                                                              --------------
                                                                                  16,794,147
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            BUILDINGS & REAL ESTATE  1.3%
$  4,929    Builders FirstSource,
            Inc., Term Loan.........  NR        BB-    12/30/05               $    4,929,731
   1,491    Crescent Real Estate
            Equities Co., Term
            Loan....................  NR        NR     02/01/04                    1,483,104
   6,000    Morrison Knudsen Corp.,
            Term Loan...............  Ba1       NR     08/14/00                    5,996,250
   7,450    Prison Realty Trust,
            Inc., Term Loan.........  B3        B      12/31/02                    7,286,816
                                                                              --------------
                                                                                  19,695,901
                                                                              --------------
            CHEMICAL, PLASTICS & RUBBER  5.1%
   4,247    Applied Tech Management
            Corp., Term Loan........  B1        NR     04/30/07                    4,231,088
   4,962    Georgia Gulf Corp., Term
            Loan....................  Ba1       BBB-   11/12/06                    4,996,100
   4,628    Huntsman Group Holdings,
            Term Loan...............  Ba2       NR     04/01/02                    4,613,284
   1,026    Huntsman Group Holdings,
            Revolving Credit
            Agreement...............  Ba2       NR     12/31/02                    1,025,812
   4,950    Huntsman ICI Chemicals
            LLC, Term Loan..........  Ba3       BB     06/30/07 to 06/30/08        4,987,407
  14,081    Lyondell Petrochemical
            Co., Term Loan..........  Ba3       NR     06/30/05 to 05/17/06       14,447,930
   4,975    MetoKote Corp., Term
            Loan....................  NR        NR     11/02/05                    4,975,703
  10,000    Nutrasweet Co., Term
            Loan....................  Ba3       NR     05/25/07 to 05/25/09        9,988,086
   2,993    Om Group, Inc., Term
            Loan....................  NR        NR     03/31/07                    2,999,981
   8,025    Pioneer Americas
            Acquisition Corp., Term
            Loan....................  B3        B      12/31/06                    8,024,117
   6,220    Sterling Pulp Chemicals,
            Inc., Term Loan.........  B3        BB-    09/30/04                    6,220,670

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$  3,990    Sybron Chemicals, Inc.,
            Term Loan...............  NR        NR     07/31/04               $    3,977,631
   5,713    West American Rubber,
            Term Loan...............  NR        NR     06/30/05                    3,999,100
                                                                              --------------
                                                                                  74,486,909
                                                                              --------------
            CONSTRUCTION MATERIALS  3.4%
     875    Dayton Superior Corp.,
            Term Loan...............  Ba3       BB-    06/01/08                      872,920
   5,538    Flextek Components,
            Inc., Term Loan (a).....  NR        NR     08/31/03                    3,045,808
   8,479    Formica Corp., Term
            Loan....................  B1        B+     04/30/06                    8,491,998
   7,180    Hexcel Corp., Term
            Loan....................  Ba3       BB-    09/14/05                    7,171,891
  20,731    Magnatrax Corp., Term
            Loan....................  NR        NR     11/15/05                   20,731,053
   9,900    Mueller Group, Inc.,
            Term Loan...............  B1        B+     08/16/06 to 08/16/07        9,924,750
                                                                              --------------
                                                                                  50,238,420
                                                                              --------------
            CONTAINERS, PACKAGING & GLASS  3.7%
  10,905    Dr. Pepper/Seven-Up
            Cos., Inc., Term Loan...  NR        NR     10/07/07                   10,910,363
  10,000    Huntsman Packaging
            Corp., Term Loan........  B1        BB-    05/31/08                   10,031,250
  10,000    LLS Corp., Term Loan....  B1        B+     07/31/06                   10,000,534
  14,850    Mediapak Corp., Term
            Loan....................  NR        NR     12/31/05 to 12/31/06       14,851,104
   3,894    Stone Container Corp.,
            Term Loan...............  Ba3       B+     10/01/03                    3,906,148
   5,000    Tekni-Plex, Inc., Term
            Loan....................  Ba3       B+     06/26/08                    5,028,125
                                                                              --------------
                                                                                  54,727,524
                                                                              --------------
            DIVERSIFIED MANUFACTURING  1.8%
   4,938    Blount, Inc., Term
            Loan....................  B1        B+     09/30/06                    4,965,337
  12,500    Citation Corp., Term
            Loan....................  NR        B+     12/01/07                   12,501,694

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            DIVERSIFIED MANUFACTURING (CONTINUED)
$  3,990    Tritech Precision, Inc.,
            Term Loan...............  B1        B+     03/28/07               $    3,968,996
   4,983    UCAR Global Enterprises,
            Inc., Term Loan.........  Ba3       BB-    12/31/07                    4,981,778
                                                                              --------------
                                                                                  26,417,805
                                                                              --------------
            ECOLOGICAL  2.8%
  40,000    Allied Waste Industries,
            Inc., Term Loan.........  Ba3       BB     07/23/06 to 07/23/07       38,545,600
   3,180    Safety-Kleen Corp., Term
            Loan (a) (b)............  NR        NR     04/03/05 to 04/03/06        2,162,215
                                                                              --------------
                                                                                  40,707,815
                                                                              --------------
            ELECTRONICS  3.5%
   7,131    Amphenol Corp., Term
            Loan....................  Ba2       BB     05/19/04                    7,031,038
   5,355    Dynamic Details, Inc.,
            Term Loan...............  B1        B+     04/22/05                    5,355,242
   9,914    EG&G Technical Services,
            Inc., Term Loan.........  B1        NR     08/20/07                    9,913,772
   9,844    Stratus Computers, Inc.,
            Term Loan...............  NR        NR     02/26/05                    9,856,055
   5,000    Stream International
            Holdings, Inc., Term
            Loan....................  NR        NR     12/31/06                    5,000,177
   5,928    Superior Telcom, Inc.,
            Term Loan...............  Ba3       B+     11/27/05                    5,910,433
   8,000    Viasystems, Inc., Term
            Loan....................  B1        BB-    03/31/07                    7,996,248
                                                                              --------------
                                                                                  51,062,965
                                                                              --------------
            ENTERTAINMENT & LEISURE  4.2%
   9,930    Aspen Marketing Group,
            Term Loan...............  NR        NR     06/30/06                    9,930,697
  15,936    Fitness Holdings
            Worldwide, Inc., Term
            Loan....................  NR        B+     11/02/06 to 11/02/07       15,789,384
  15,000    SFX Entertainment, Inc.,
            Term Loan...............  B1        NR     06/30/06                   15,015,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
$ 17,000    Six Flags Theme Parks,
            Inc., Term Loan.........  Ba2       B+     09/30/05               $   17,111,571
   3,185    True Temper Sports,
            Inc., Term Loan.........  B1        BB-    09/30/05                    3,185,171
                                                                              --------------
                                                                                  61,031,823
                                                                              --------------
            FINANCE  2.8%
   7,305    Bridge Information
            Systems, Inc., Term
            Loan....................  NR        NR     05/29/05                    7,306,036
  16,873    Outsourcing Solutions,
            Term Loan...............  B2        BB-    06/01/06                   16,832,951
  10,000    Paul G. Allen, Term
            Loan....................  NR        NR     06/10/03                    9,995,667
   6,000    Sovereign Bancorp, Inc.,
            Term Loan...............  Ba3       NR     11/14/03                    6,022,500
                                                                              --------------
                                                                                  40,157,154
                                                                              --------------
            GROCERY  0.5%
   7,523    The Pantry, Inc., Term
            Loan....................  B1        BB-    01/31/06                    7,523,400
                                                                              --------------

            HEALTHCARE  4.5%
   6,300    Charles River
            Laboratories, Inc., Term
            Loan....................  B1        B+     09/29/07                    6,300,000
   5,000    Columbia/HCA Healthcare
            Corp., Term Loan........  NR        NR     09/13/01                    4,946,882
  14,925    Dade Behring, Inc., Term
            Loan....................  Ba3       B+     06/30/06 to 06/30/07       14,924,193
   8,055    LifePoint Hospitals,
            Inc., Term Loan.........  B1        B+     11/11/05                    8,059,796
   9,975    National Nephrology
            Associates, Inc., Term
            Loan....................  B1        B+     12/31/05                    9,975,373
   4,944    Unilab Corp., Term
            Loan....................  B1        B+     11/23/06                    4,945,092
  18,119    Vencor, Inc., Term
            Loan (a) (b)............  NR        NR     01/15/05                   15,763,783
                                                                              --------------
                                                                                  64,915,119
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  2.1%
$ 16,043    Imperial Home Decor
            Group, Inc., Term
            Loan (a) (b)............  NR        NR     03/12/04 to 03/13/06   $    9,306,205
   5,355    Imperial Home Decor
            Group, Inc., Revolving
            Credit
            Agreement (a) (b).......  NR        NR     03/12/04                    3,103,405
   4,913    Medical Arts Press,
            Inc., Term Loan.........  NR        NR     05/16/06                    4,912,061
  13,402    Rent-A-Center, Inc.,
            Term Loan...............  Ba3       BB-    01/31/06 to 12/31/07       13,359,207
                                                                              --------------
                                                                                  30,680,878
                                                                              --------------
            HOTELS, MOTELS, INNS & GAMING  3.5%
  10,000    Aladdin Gaming LLC, Term
            Loan....................  B2        NR     08/25/06                   10,000,007
  15,000    Extended Stay America,
            Inc., Term Loan.........  Ba3       NR     12/31/03 to 06/30/07       14,961,470
   9,973    FelCor Lodging LP, Term
            Loan....................  Ba2       BB     03/31/04                    9,931,774
   3,491    Isle Of Capri Casinos,
            Inc., Term Loan.........  Ba2       BB-    03/02/06 to 03/02/07        3,510,578
   5,500    Las Vegas Sands, Inc.,
            Term Loan...............  NR        B+     07/31/04                    5,479,858
   7,569    Meditrust Corp.,
            Revolving Credit
            Agreement...............  NR        NR     07/17/01                    7,569,735
                                                                              --------------
                                                                                  51,453,422
                                                                              --------------
            INSURANCE  0.3%
   5,000    Brera Gab Robins, Inc.,
            Term Loan...............  NR        NR     12/01/05                    5,000,104
                                                                              --------------

            MACHINERY  4.0%
   3,000    Alliance Laundry Systems
            LLC, Term Loan..........  B1        B+     06/30/05                    2,985,000
  15,000    Ashtead Group PLC, Term
            Loan....................  NR        NR     06/01/07                   14,913,506
   4,970    Coinmach Corp., Term
            Loan....................  NR        BB-    12/31/04 to 06/30/05        4,951,912
   7,323    Gleason Corp., Term
            Loan....................  NR        NR     02/18/08                    7,305,005

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE

            MACHINERY (CONTINUED)
$ 15,000    Ocean Rig (Norway), Term
            Loan....................  NR        NR     06/01/08               $   15,001,271
   9,834    Terex Corp., Term
            Loan....................  Ba3       BB-    03/06/06                    9,844,058
   3,000    Weigh-Tronix LLC, Term
            Loan....................  NR        NR     06/30/07                    2,985,000
                                                                              --------------
                                                                                  57,985,752
                                                                              --------------
            MEDICAL PRODUCTS & SUPPLIES  1.9%
  15,000    Alliance Imaging, Inc.,
            Term Loan...............  B1        NR     11/02/07 to 11/02/08       14,887,500
   5,162    Stryker Corp., Term
            Loan....................  Ba2       BB     12/04/05                    5,186,488
   7,860    Wilson Greatbatch, Ltd.,
            Term Loan...............  NR        NR     07/30/04                    7,860,229
                                                                              --------------
                                                                                  27,934,217
                                                                              --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.1%
  15,770    Ispat Inland, Term
            Loan....................  Ba3       BB     07/16/05 to 07/16/06       15,702,066
                                                                              --------------

            NATURAL RESOURCES  0.2%
   3,268    P&L Coal Holdings Corp.,
            Term Loan...............  Ba2       NR     06/30/06                    3,263,400
                                                                              --------------

            NON-DURABLE CONSUMER GOODS  0.1%
     997    American Safety Razor
            Co., Term Loan..........  B1        B+     04/30/07                      994,157
                                                                              --------------

            PAPER & FOREST PRODUCTS  0.6%
   8,745    Pacifica Papers, Inc.,
            Term Loan...............  Ba2       BB     03/12/06                    8,788,725
                                                                              --------------

            PERSONAL & MISCELLANEOUS SERVICES  1.6%
     917    Boyds Collection, Ltd.,
            Term Loan...............  Ba3       B+     04/21/06                      911,107
  18,762    Davel Financing Co. LLC,
            Term Loan (c)...........  NR        NR     06/23/05                    3,002,000
  13,500    DIMAC Corp., Term
            Loan (b)................  NR        NR     06/30/06 to 12/30/06       10,935,000
   9,525    Telespectrum Worldwide,
            Inc., Term Loan.........  NR        NR     12/31/01 to 12/31/03        9,527,735
                                                                              --------------
                                                                                  24,375,842
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            PHARMACEUTICALS  0.6%
$  8,620    King Pharmaceuticals,
            Inc., Term Loan.........  B1        BB-    12/18/06               $    8,631,508
                                                                              --------------

            PRINTING & PUBLISHING  5.1%
   5,000    21st Century Newspaper,
            Term Loan...............  B3        NR     09/15/05                    4,981,536
   6,380    Advanstar
            Communications, Term
            Loan....................  Ba3       B+     04/30/05                    6,379,673
   4,988    American Reprographics,
            Term Loan...............  NR        NR     03/31/08                    4,942,311
   5,990    Big Flower Press
            Holdings, Inc., Term
            Loan....................  B1        NR     12/06/08                    6,012,651
   4,898    Check Printers, Inc.,
            Term Loan...............  NR        NR     06/30/05                    4,897,963
   8,500    Commerce Connect Media,
            Term Loan...............  NR        NR     12/31/07                    8,457,877
   9,950    Haights Cross Comm.
            Operating Co., Term
            Loan....................  B2        B+     12/10/06                    9,951,490
   5,000    Liberty Group Operating,
            Inc., Term Loan.........  B1        B      03/31/07                    4,987,828
   6,429    Penton Media, Inc., Term
            Loan....................  Ba3       BB-    06/30/07                    6,428,789
   4,980    Reiman Publications,
            Inc., Term Loan.........  NR        NR     12/10/05                    4,999,492
   4,081    TWP LP, Term Loan.......  Ba3       B+     10/01/04                    4,080,543
   6,000    Vutek, Inc., Term
            Loan....................  NR        NR     06/30/07                    5,962,500
   2,495    Ziff-Davis Media, Inc.,
            Term Loan...............  Ba3       B+     03/31/07                    2,499,050
                                                                              --------------
                                                                                  74,581,703
                                                                              --------------
            RESTAURANTS & FOOD SERVICE  0.6%
   3,120    Americas Favorite
            Chicken, Inc., Term
            Loan....................  Ba3       BB-    06/30/02                    3,120,307
   1,384    Carvel Corp., Term
            Loan....................  NR        NR     06/30/01                    1,383,744
   4,354    Domino's Pizza, Term
            Loan....................  B1        B+     12/21/06 to 12/21/07        4,372,268
                                                                              --------------
                                                                                   8,876,319
                                                                              --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--OFFICE PRODUCTS  1.0%
$  6,540    Buhrmann U.S., Inc.,
            Term Loan...............  Ba3       BB-    10/26/07               $    6,556,445
   8,804    U.S. Office Products
            Co., Term Loan..........  Caa1      CCC+   06/09/06                    8,363,623
                                                                              --------------
                                                                                  14,920,068
                                                                              --------------
            RETAIL--OIL & GAS  1.8%
   7,433    Barjan Products LLC,
            Term Loan...............  NR        NR     05/31/06                    7,396,501
   5,000    Kwik Trip, Inc., Term
            Loan....................  NR        NR     07/27/07                    4,987,500
   5,000    Port Arthur Coker Co.,
            Term Loan...............  Ba3       NR     07/15/07                    4,743,876
   9,288    Superior Energy
            Services, Inc., Term
            Loan....................  Ba3       BB-    06/30/06                    9,288,760
                                                                              --------------
                                                                                  26,416,637
                                                                              --------------
            RETAIL--STORES  2.5%
  14,738    Duane Reade, Inc., Term
            Loan....................  B1        B+     02/15/06                   14,738,547
   7,087    Kirklands, Holdings,
            Term Loan...............  NR        NR     06/30/02                    7,087,096
  14,000    Rite Aid Corp., Term
            Loan....................  Ba3       B      08/01/02                   13,930,003
                                                                              --------------
                                                                                  35,755,646
                                                                              --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  2.2%
   2,973    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan...............  B1        BB     11/14/07 to 05/14/08        2,974,559
   5,000    Cincinnati Bell, Inc.,
            Term Loan...............  Ba1       NR     12/30/06                    5,010,115
   7,000    McLeodUSA, Inc., Term
            Loan....................  Ba2       BB-    05/31/08                    7,015,624
  11,743    Orius Corp., Term
            Loan....................  NR        B+     12/14/06                   11,744,126
   5,000    Rural Cellular Corp.,
            Term Loan...............  B1        B+     10/03/08 to 04/03/09        4,994,375
                                                                              --------------
                                                                                  31,738,799
                                                                              --------------
            TELECOMMUNICATIONS--LONG DISTANCE  1.6%
  24,000    Pacific Crossing, Ltd.,
            Term Loan...............  NR        NR     07/28/06                   24,000,000
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--PAGING  0.8%
$ 10,973    TSR Wireless LLC, Term
            Loan....................  NR        NR     06/30/05               $   10,972,500
                                                                              --------------

            TELECOMMUNICATIONS--WIRELESS  7.2%
   5,000    American Cellular Corp.,
            Term Loan...............  Ba3       B+     03/31/08 to 03/31/09        5,000,390
  15,000    BCP SP Ltd., Term Loan..  NR        NR     03/31/00 to 03/31/05       14,851,437
   5,000    Crown Castle
            International Corp.,
            Term Loan...............  Ba3       BB-    03/15/08                    5,015,180
  53,996    Iridium Operating LLC,
            Term Loan (a) (b).......  NR        D      12/29/00                   11,879,117
  19,500    Nextel Finance Co., Term
            Loan....................  Ba2       BB-    06/30/08 to 03/31/09       19,554,599
  15,000    Nextel Partners, Inc.,
            Term Loan...............  Ba2       B-     07/29/08                   15,081,255
   5,000    Telecorp PCS, Inc., Term
            Loan....................  B2        NR     12/05/07                    4,994,790
  23,250    VoiceStream Wireless
            Corp., Term Loan........  B1        B+     02/25/08 to 02/25/09       23,147,950
   5,000    Western Wireless Corp.,
            Term Loan...............  Ba2       BB     09/30/08                    5,021,250
                                                                              --------------
                                                                                 104,545,968
                                                                              --------------
            TEXTILES & LEATHER  3.7%
   8,113    American Marketing
            Industries, Inc., Term
            Loan....................  NR        NR     11/30/04 to 11/30/05        8,114,153
   1,645    GFSI, Inc., Term Loan...  Ba3       NR     03/31/04                    1,628,674
  18,955    Glenoit Corp., Term
            Loan (c)................  Caa1      D      12/31/03 to 06/30/04       16,682,696
   5,400    Humphrey's, Inc., Term
            Loan....................  NR        NR     01/15/03                    3,832,952
   3,370    Jo-Ann Fabrics Corp.,
            Term Loan...............  Ba3       BB-    06/30/05                    3,353,361
   4,968    Norcorp, Inc., Term
            Loan....................  NR        NR     05/30/06 to 11/30/06        4,968,252

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S   S&P      STATED MATURITY*         VALUE
            TEXTILES & LEATHER (CONTINUED)
$ 13,755    Norcross Safety
            Products, Term Loan.....  NR        NR     10/02/05               $   13,750,181
   2,000    Sleepmaster LLC, Term
            Loan....................  B1        BB-    12/31/06                    1,992,507
                                                                              --------------
                                                                                  54,322,776
                                                                              --------------
            TRANSPORTATION--CARGO  2.6%
   4,903    Atlas Freighter Leasing,
            Term Loan...............  NR        NR     04/20/05 to 04/20/06        4,884,325
   3,936    Evergreen International
            Aviation, Inc., Term
            Loan....................  NR        NR     05/02/04                    3,901,303
   3,783    Gemini Leasing, Inc.,
            Term Loan...............  B1        NR     08/12/05                    3,783,888
  16,915    North American Van
            Lines, Inc., Term
            Loan....................  B1        B+     11/18/07                   16,915,000
   8,018    OmniTrax Railroads LLC,
            Term Loan...............  NR        NR     05/14/05                    8,019,343
                                                                              --------------
                                                                                  37,503,859
                                                                              --------------
            TRANSPORTATION--PERSONAL  2.1%
   9,973    Avis Rent A Car, Inc.,
            Term Loan...............  Ba3       BB+    06/30/06 to 06/30/07        9,982,030
  19,976    Motor Coach Industries
            International, Inc.,
            Term Loan...............  Ba3       BB-    06/15/06                   19,979,456
                                                                              --------------
                                                                                  29,961,486
                                                                              --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.2%
   2,993    RailWorks Corp., Term
            Loan....................  B1        BB-    09/30/06                    3,014,955
                                                                              --------------

            UTILITIES  1.1%
  10,000    AES Texas Funding LLC,
            Term Loan...............  Ba1       NR     04/24/01                   10,001,126
   6,000    Western Resources, Inc.,
            Term Loan...............  NR        NR     03/17/03                    6,025,500
                                                                              --------------
                                                                                  16,026,626
                                                                              --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  94.1%
  (Cost $1,456,565,453)....................................................    1,371,468,882
                                                                              --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

DESCRIPTION                                                                         VALUE
COMMERCIAL PAPER  5.4%
Armstrong World Industries, Inc. ($10,000,000 par, maturing 08/09/00,
yielding 6.67%)..............................................................   $    9,985,178
Ashland, Inc. ($20,000,000 par, maturing 08/04/00, yielding 6.67%)...........       19,988,883
Bridgestone/Firestone, Inc. ($2,300,000 par, maturing 08/02/00, yielding
6.50%).......................................................................        2,299,585
Federated Department Stores, Inc. ($10,000,000 par, maturing 08/02/00,
yielding 6.67%)..............................................................        9,998,147
Hunt (J.B.) Transportation Services, Inc. ($5,000,000 par, maturing 08/03/00,
yielding 6.70%)..............................................................        4,998,139
Mallinckrodt, Inc. ($11,500,000 par, maturing 08/01/00, yielding 6.75%)......       11,500,000
Temple Inland, Inc. ($3,400,000 par, maturing 08/01/00, yielding 6.78%)......        3,400,000
Texas Utilities Co. ($10,000,000 par, maturing 08/01/00, yielding 6.68%).....       10,000,000
Xtra, Inc. ($6,000,000 par, maturing 08/07/00, yielding 6.70%)...............        5,993,300
                                                                                --------------

TOTAL COMMERCIAL PAPER  5.4%
  (Cost $78,163,232).........................................................       78,163,232
                                                                                --------------

TOTAL INVESTMENTS  99.5%
  (Cost $1,534,728,685)......................................................    1,449,632,114

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%..................................        7,976,494
                                                                                --------------

NET ASSETS  100.0%...........................................................   $1,457,608,608
                                                                                ==============

NR=Not Rated

 + Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. (Unaudited)

 1  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Subsequent to July 31, 2000, this borrower has filed for protection in federal bankruptcy court.

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2000

 * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

 ** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2000

ASSETS:
Total Investments (Cost $1,534,728,685).....................  $1,449,632,114
Receivables:
  Interest..................................................      11,031,886
  Fund Shares Sold..........................................       2,678,181
Prepaid Expenses............................................         516,136
Other.......................................................          33,624
                                                              --------------
      Total Assets..........................................   1,463,891,941
                                                              ==============
LIABILITIES:
Payables:
  Income Distributions......................................       1,880,672
  Custodian Bank............................................       1,527,645
  Investment Advisory Fee...................................       1,233,040
  Distributor and Affiliates................................         374,049
  Administrative Fee........................................         344,154
  Fund Shares Repurchased...................................          51,789
  Initial Offering and Registration Costs...................          41,558
Accrued Expenses............................................         764,381
Trustees' Deferred Compensation and Retirement Plans........          66,045
                                                              --------------
      Total Liabilities.....................................       6,283,333
                                                              --------------
NET ASSETS..................................................  $1,457,608,608
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 152,178,276 shares issued and
  outstanding)..............................................  $    1,521,783
Paid in Surplus.............................................   1,534,716,501
Accumulated Undistributed Net Investment Income.............       3,604,417
Accumulated Net Realized Gain...............................       2,862,478
Net Unrealized Depreciation.................................     (85,096,571)
                                                              --------------
NET ASSETS..................................................  $1,457,608,608
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,457,608,608 divided by
  152,178,276 shares outstanding)...........................  $         9.58
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2000

INVESTMENT INCOME:
Interest....................................................  $140,920,030
Fees........................................................        33,586
Other.......................................................     2,077,389
                                                              ------------
    Total Income............................................   143,031,005
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    15,073,901
Administrative Fee..........................................     3,966,816
Service Fee.................................................     2,380,090
Shareholder Services........................................     1,159,712
Custody.....................................................       674,541
Legal.......................................................       622,791
Amortization of Organizational Costs........................       102,254
Trustees' Fees and Related Expenses.........................        76,608
Other.......................................................     2,002,678
                                                              ------------
    Total Expenses..........................................    26,059,391
                                                              ------------
NET INVESTMENT INCOME.......................................  $116,971,614
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  3,089,393
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (911,892)
  End of the Period.........................................   (85,096,571)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (84,184,679)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(81,095,286)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 35,876,328
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended July 31, 2000 and 1999

                                                      YEAR ENDED        YEAR ENDED
                                                    JULY 31, 2000     JULY 31, 1999
                                                    --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  116,971,614    $   58,912,884
Net Realized Gain................................        3,089,393           891,210
Net Unrealized Depreciation During the Period....      (84,184,679)       (1,472,606)
                                                    --------------    --------------
Change in Net Assets from Operations.............       35,876,328        58,331,488
                                                    --------------    --------------
Distributions from Net Investment Income.........     (116,807,793)      (56,436,224)
Distributions from Net Realized Gain.............       (1,076,619)          (39,076)
                                                    --------------    --------------
    Total Distributions..........................     (117,884,412)      (56,475,300)
                                                    --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (82,008,084)        1,856,188
                                                    --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      568,093,865     1,133,265,976
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       81,211,399        39,411,306
Cost of Shares Repurchased.......................     (581,641,209)     (114,016,137)
                                                    --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................       67,664,055     1,058,661,145
                                                    --------------    --------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      (14,344,029)    1,060,517,333
NET ASSETS:
Beginning of the Period..........................    1,471,952,637       411,435,304
                                                    --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,604,417 and $3,303,975, respectively).......   $1,457,608,608    $1,471,952,637
                                                    ==============    ==============

See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2000

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  35,876,328
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................      1,117,270
  Increase in Interest Receivable...........................     (3,545,844)
  Decrease in Receivable for Funding Fee....................        250,000
  Increase in Prepaid Expenses..............................       (267,501)
  Decrease in Unamortized Organizational Costs..............        102,254
  Increase in Other Assets..................................        (20,882)
  Increase in Investment Advisory Fees Payable..............         38,183
  Increase in Administrative Fees Payable...................         10,048
  Increase in Distributor & Affiliates Payable..............         52,836
  Increase in Accrued Expenses..............................        501,409
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................         31,603
                                                              -------------
    Total Adjustments.......................................     (1,730,624)
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................     34,145,704
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    584,707,828
Change in Intra-day Credit Line with Custodian Bank.........       (565,467)
Payments on Shares Repurchased..............................   (581,589,420)
Cash Dividends Paid.........................................    (35,622,026)
Capital Gain Distributions Paid.............................     (1,076,619)
                                                              -------------
  Net Cash Provided by Financing Activities.................    (34,145,704)
                                                              -------------
NET INCREASE IN CASH........................................           -0 -
Cash at Beginning of the Period.............................           -0 -
                                                              -------------
CASH AT END OF THE PERIOD...................................  $        -0 -
                                                              =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           MARCH 27, 1998
                                                                           (COMMENCEMENT
                                                 YEAR ENDED JULY 31,       OF INVESTMENT
                                              -------------------------    OPERATIONS) TO
                                                2000          1999         JULY 31, 1998
                                              -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..... $  10.09      $  10.04          $ 10.00
                                              --------      --------          -------
  Net Investment Income......................      .72           .65              .21
  Net Realized and Unrealized Gain/Loss......     (.50)          .04              .04
                                              --------      --------          -------
Total from Investment Operations.............      .22           .69              .25
                                              --------      --------          -------
Less:
  Distributions from Net Investment Income...      .72           .64              .21
  Distributions from Realized Gain...........      .01           -0-              -0-
                                              --------      --------          -------
Total Distributions..........................      .73           .64              .21
                                              --------      --------          -------
NET ASSET VALUE, END OF THE PERIOD........... $   9.58      $  10.09          $ 10.04
                                              ========      ========          =======
Total Return* (a)............................    2.27%         7.09%            2.52%**
Net Assets at End of the Period (In
  millions).................................. $1,457.6      $1,472.0          $ 411.4
Ratio of Expenses to Average Net Assets*.....    1.64%         1.60%            1.70%
Ratio of Net Investment Income to Average Net
  Assets*....................................    7.37%         6.66%            6.33%
Portfolio Turnover (b).......................      54%           23%               4%**

 * If certain expenses had not been waived by Van
   Kampen, Total Return would have been lower and the
   ratios would have been as follows:
    Ratio of Expenses to Average Net
      Assets.................................      N/A         1.61%            1.92%
    Ratio of Net Investment Income to Average
      Net Assets.............................      N/A         6.65%            6.11%

** Non-Annualized

N/A = Not Applicable.

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

See Notes to Financial Statements

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Variable Rate Senior Loan interests ("Loan interests") are valued by the Fund following guidelines established and periodically reviewed by the Fund's Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Loan interests are valued at the mean of bid and ask market indicators supplied by independent pricing sources approved by the Fund's Board of Trustees. All other Loan interests are valued by considering a number of factors including consideration of market indicators, transactions in instruments which Van Kampen Investment Advisory Corp. (the "Adviser") believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Loan interests in the Fund's portfolio. The fair value of Loan interests are reviewed and approved by the Fund's Valuation Committee and by the Fund's Board of Trustees. The fair value of a Loan interest may differ significantly from the market value that would have been used had there been a ready and reliable market for that Loan interest.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. ORGANIZATIONAL COSTS The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $140,000. These costs normally are amortized over a 60 month period beginning on the date of the Fund's initial public offering of its shares. However, AICPA Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Fund's statement of assets and liabilities be written off. Therefore, the Fund wrote off the remaining unamortized organizational costs in August 1999.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At July 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,534,731,336, the aggregate gross unrealized appreciation is $6,537,395 and the aggregate gross unrealized depreciation is $91,636,617, resulting in net unrealized depreciation on long- and short-term investments of $85,099,222.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent difference of $136,621 relating to expenses not

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

deductible for tax purposes has been reclassified from capital to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $4.0 billion..........................................    .950 of 1%
Next $3.5 billion...........................................    .900 of 1%
Next $2.5 billion...........................................    .875 of 1%
Over $10.0 billion..........................................    .850 of 1%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the year ended July 31, 2000, the Fund recognized expenses of approximately $284,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended July 31, 2000, the Fund recognized expenses of approximately $22,500 representing Van Kampen's cost of providing legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 2000, the Fund recognized expenses for their services of approximately $887,100. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At July 31, 2000 and July 31, 1999, paid in surplus aggregated $1,534,716,501 and $1,467,251,336 respectively.

    Transactions in common shares were as follows:

                                                            YEAR ENDED       YEAR ENDED
                                                           JULY 31, 2000    JULY 31, 1999
Beginning Shares.......................................     145,951,374       40,992,495
                                                            -----------      -----------
  Shares Sold..........................................      57,196,384      112,343,843
  Shares Issued Through Dividend Reinvestment..........       8,251,082        3,904,175
  Shares Repurchased...................................     (59,220,564)     (11,289,139)
                                                            -----------      -----------
  Net Increase in Shares...............................       6,226,902      104,958,879
                                                            -----------      -----------
Ending Shares..........................................     152,178,276      145,951,374
                                                            ===========      ===========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,004,256,377 and $702,218,160, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2000, 59,220,564 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the year ended July 31, 2000, Van Kampen received early withdrawal charges of approximately $1,278,800 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $9,631,900 as of July 31,

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

2000. The Fund generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on September 12, 2001. The proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2000, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
                    SELLING PARTICIPANT                           (000)       (000)
Chase Securities, Inc. .....................................    $ 66,879     $ 64,546
Bankers Trust...............................................      65,217       65,195
Toronto Dominion............................................      34,250       34,186
Canadian Imperial Bank of Commerce..........................      26,279       26,296
Bank of America.............................................      20,654       20,693
Morgan Guaranty Trust.......................................      19,983       20,011
Lehman Brothers.............................................      15,688       15,502
Bank of New York............................................      15,000       14,914
ABN Amro....................................................      15,000       14,851
Bank One....................................................      14,078       14,013
Fleet National Bank.........................................      11,055       11,045
Credit Suisse...............................................      10,985       10,994
Union Bank..................................................      10,975       10,952
IBJ Schroder Bank...........................................      10,000        9,974

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
              SELLING PARTICIPANT (CONTINUED)                     (000)       (000)
GE Capital..................................................       9,000        8,948
Industrial Bank of Japan....................................       5,000        4,987
Deutsche Bank...............................................       5,000        4,744
Citibank....................................................       5,000        4,988
Bank of Nova Scotia.........................................       4,913        4,912
Heller Finance..............................................       4,247        4,231
National City Bank..........................................       2,993        3,000
First Union.................................................       2,000        1,993
UBS AG......................................................       1,491        1,483
                                                                --------     --------
Total.......................................................    $375,687     $372,458
                                                                ========     ========

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the year ended July 31, 2000, the Fund paid service fees of approximately $2,380,100 to Van Kampen.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Senior Floating Rate
Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Floating Rate Trust (the "Fund"), including the portfolio of investments as of July 31, 2000, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to July 31, 2000, were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the Fund's custodian and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Floating Rate Fund as of July 31, 2000, the results of its operations, cash flows, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    As discussed in Note 1A, the portfolio of investments includes certain loan interests for which, fair values are determined by the Fund's investment adviser under procedures approved by the Board of Trustees. Determination of fair values involves subjective judgement, as the actual market value of a particular security can be established only by negotiations between parties in a transaction. We have reviewed the procedures established by the Board of Trustees and applied by the investment adviser in determining the fair values of such loan interests and inspected the underlying documentation. We believe that, in the circumstances, the procedures are reasonable and the documentation appropriate.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 15, 2000

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended July 31, 2000. The Fund designated and paid $67,289 as a 20% rate gain distribution. Shareholders were sent a 1999 Form 1099-DIV in January 2000, representing their proportionate share of this capital gain distribution.
(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Fund's independent auditors.
     KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

     This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After December 31, 2000, the report must, if used with prospective investors, be accompanied by a monthly performance update.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR FLOATING RATE FUND

BOARD OF TRUSTEES
DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601